Horizon Tactical Fixed Income Fund
Schedule of Investments
August 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.6%	Shares	Value
iShares 7-10 Year Treasury Bond ETF	69,886	$6,719,539
iShares iBoxx Investment Grade Corporate Bond ETF(a)	61,341	6,735,242
iShares J.P. Morgan USD Emerging Markets Bond ETF	172,897	16,273,066
iShares Preferred and Income Securities ETF(a)	345,971	10,884,248
SPDR Blackstone Senior Loan ETF(b)	1,174,679	48,866,646
SPDR Bloomberg Convertible Securities ETF(a)	307,323	26,515,828
VanEck Fallen Angel High Yield Bond ETF	1,032,835	30,344,692
Vanguard Total International Bond ETF	134,977	6,655,716
Xtrackers USD High Yield Corporate Bond ETF	611,575	22,628,275
TOTAL EXCHANGE TRADED FUNDS (Cost $171,665,823)		175,623,252

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 14.9%	Shares	Value
First American Government Obligations Fund - Class X, 4.15%(a)(c)	26,164,495	26,164,495
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $26,164,495)		26,164,495

MONEY MARKET FUNDS - 0.5%	Shares	Value
First American Government Obligations Fund - Class X, 4.22%(c)	899,824	899,824
TOTAL MONEY MARKET FUNDS (Cost $899,824)		899,824

TOTAL INVESTMENTS - 115.0% (Cost $198,730,142)		202,687,571
Liabilities in Excess of Other Assets - (15.0)%		(26,440,964)
TOTAL NET ASSETS - 100.0%		$176,246,607
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	All or a portion of this security is on loan as of August 31, 2025. The fair value of these securities was $25,461,436.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the 7-day annualized yield as of August 31, 2025.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

Horizon Tactical Fixed Income Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$175,623,252	$–	$–	$175,623,252
Investments Purchased with Proceeds from Securities Lending	26,164,495	–	–	26,164,495
Money Market Funds	899,824	–	–	899,824
Total Investments	$202,687,571	$–	$–	$202,687,571

Refer to the Schedule of Investments for further disaggregation of investment categories.